UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 13, 2007

Date of Report (Date of earliest event reported)

Commission file number: 000-29147

AMERICAN RADIO EMPIRE, INC.

(formerly Stone Field Management Company, Inc.)

(Exact name of small business issuer as specified in its charter)

                                    Wyoming                                                                                                                                             86-0970014

(State or other jurisdiction of incorporation or organization)                                                                         (IRS Employer Identification No.)

13210 Kerrville Folkway, Building G, Austin, Texas                                             78729

         (Address of principal executive offices)                                                      (Zip Code)

Tel: 512-249-9600

(Issuer's telephone number)

Item 4.01. Changes in Registrant's Certifying Accountant

     (a) Previous independent accountants

     (i) Effective April 13, 2007, American Radio Empire, Inc. ("Registrant"), confirmed with its auditors, PMB Helin Donovan, LLP ("Helin") that the firm would no longer be representing the Registrant as its accountants.  As of that date, Registrant informed Helin that their services as the Registrant's accounting firm would no longer be required.

     (ii) Helin last reported on Registrant's financial statements on March 31, 2006. Registrant's financial statements for the two years ended December 31, 2004 and 2005, as audited by Helin, included an independent auditor's report containing an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (iii) The decision to change independent registered public accounting firms was made by the Company's Board of Directors.

     (iv) During Registrant's two most recent fiscal years and the subsequent interim period through April 13, 2007, there were no disagreements with Helin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Helin's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  However, Helin’s reports on the Company's consolidated financial statements contained an explanatory paragraph describing the uncertainty as to the Company's ability to continue as a going concern.

     (v) During the two most recent fiscal year and the subsequent interim period through April 13, 2007, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     (vi) The Registrant has requested that Helin furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated October 24, 2007, is filed as Exhibit 16.3 to this Form 8-K.

(b)  New independent accountants

     The Registrant has engaged Malone & Bailey, PC (“Malone”) as its new independent accountants on October 12, 2007. Prior to October 12, 2007, the Registrant had not consulted with Malone regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by Malone concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.3    -    Letter from Helin dated October 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2007

AMERICAN RADIO EMPIRE, INC.

/s/ Dain Schult

Dain Schult

Chief Executive Officer